Long-Term Investments - Summary of Long-Term Investment (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 CNY (¥)
Long-term Investments [Abstract]
Equity method investments	¥ 7,494		¥ 6,783
Available-for-sale investments	68,011		74,866
Equity securities with readily determinable fair values	102		670
Total	¥ 75,607	$ 11,010	¥ 82,319